PG&E Corporation Company Update and Renewable Energy in California Tony Earley, Chairman, CEO, and President September 24, 2013 This package is not complete without the accompanying statements made by management during the webcast presentation on September 24, 2013. This package was attached to PG&E Corporation’s Current Report on Form 8-K that was furnished to the Securities and Exchange Commission on September 24, 2013 and, along with the replay of the webcast presentation, is also available on PG&E Corporation’s website at www.pge-corp.com.

Key Focus Areas Position company for success Partner effectively Resolve gas issues Execute critical gas work Complete regulatory and legal proceedings as soon as possible Rigorous multi-year planning Drive continuous improvement Strengthen local presence Engage in public policy development

Gas Safety Work Pipeline Safety Improvements* Hydrostatic Testing 486 miles Pipeline Replacement 59 miles Smart Pig Retrofits 39 miles Valve Automation 78 valves Bakersfield Eureka Eureka to Bakersfield: ~545 miles PG&E Service Territory PG&E shareholders have spent or committed more than $2.2 billion to support unprecedented pipeline safety work * Pipeline work 2011 through June 30, 2013

Gas Pipeline Regulatory Activity Rulemaking Investigations Administrative Law Judges posed a series of questions on financing of potential penalties, as well as impact to the business August 21 – PG&E responded to ALJ questions August 28 – Parties filed rebuttal briefs on penalties Additional ALJ Questions September 20 – parties respond October 7 – reply comments, record closes Penalties ALJs have up to 60 days after record closes to issue Presiding Officers’ Decision Parties have 30 days to appeal POD for a Commission vote Recent Developments Next Steps August 21 – CPUC issued 2 Orders to Show Cause regarding gas pipeline records and CPUC notification of errors in records resulting in MAOP reduction September 6 – Hearings on Orders to Show Cause September 26 – parties recommend CPUC action on procedural issue recommendations (filing of errata) October 1 – parties respond Other hearings possible on procedural issue as well as questions on operating pressure of pipelines

PG&E's Renewable Portfolio Evolution

Solar represents the vast majority of the growth in the RPS portfolio

2002



Wind 13%
Bioenergy 41%
Small Hydro 31%
Geothermal 15%

Total RPS-Eligible Procurement 7,504 GWh

2012



Wind 30%
Bioenergy 23%
Solar 8%
Geothermal 26%
Small Hydro 13%

Total RPS-Eligible Procurement ~14,500 GWh

2020 Projected



Generic* 12%
Bioenergy 7%
Geothermal 9%
Small Hydro 8%
Wind 19%
Solar 45%

Projected RPS-Eligible Procurement ~26,500 GWh

Note: Generic means PG&E will procure from to be determined resources. Some of these resources will be procured through mandated programs such as: RAM, AB 1969, and ReMAT.

Data Sources: PG&E's 2002 Corporate Environmental Report, PG&E's Preliminary 2012 RPS Volumes Report and PG&E's 2013 IEPR Forecast. Last updated June, 2013.

PG&E’s Electric Generation Portfolio *Note: Other includes market purchases, other fossil resources Data Sources: 2012 Power Content Disclosure Report and PG&E’s 2013 IEPR Forecast. The 2012 data is subject to an independent audit and verification that will be completed October 1, 2013 2012 Portfolio 2020 Projected Portfolio Total GWh: 76,000 Total GWh: 81,000 >60% Carbon Free

Renewables Require More Flexibility in the System Integrating wind and solar generation requires additional quick start and ramping (up/down) capacity New flexible generation capacity may be needed to manage over-generation conditions Operational Challenges Policy Challenges California needs regulatory decisions on renewable integration – CPUC, CAISO and others working together Rate impacts are also an important concern

Targeting Operational and Ratemaking Flexibility Purchased Power Enhance physical capability (retrofits) Ensure contractual conditions enable realizing physical capability Utility Owned Generation Oakley plant (in service 2016 or 2017) to provide an additional quick starting, flexible generation resource for PG&E customers PG&E Portfolio Market Redesign Ongoing Efforts Long-Term Procurement Plan (10-year view) Short-term RFOs (1-year view) Capacity Market Design (TBD – may include a mid-term view) Energy Storage Order Instituting Rulemaking Engaging with Legislature and other agencies to make progress on a statewide energy plan AB 327 passed Legislature in September – important step forward Legislation